EXHIBIT 99.12



                                  aggregate pool        group: ______         group: __4__
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         gross WAC                                                                   6.95%
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       wtd avg FICO                                                                 608.55
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        FICO < 600                                                                  39.36%
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       FICO 600-650                                                                 53.76%
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       wtd avg CLTV                                                                 87.14%
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         CLTV = 80                                                                  13.28%
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       CLTV > 80.01                                                                 66.89%
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      LTV 95.01 -100                                                                15.08%
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       Full Doc (%)                                                                 83.46%
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      Stated Doc (%)                                                                16.54%
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         purch (%)                                                                  44.01%
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        CO refi (%)                                                                 54.71%
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        Own Occ (%)                                                                100.00%
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    Prepay Penalty (%)                                                              92.83%
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          DTI (%)
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         ARM ? (%)                                                                 100.00%
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         2/28 (%)                                                                   99.55%
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         3/27 (%)                                                                    0.00%
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       1st Lien (%)                                                                100.00%
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     Avg Loan Balance                                                          $368,284.85
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        # of Loans                                                                     124
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     Loan Bal < $100k                                                                2.42%
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      Mtg Rates > 12%                                                                0.09%
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     Manuf Housing (%)                                                               2.09%
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       largest state                                          CA - 65.84%
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      silent 2nd (%)                                                                 9.97%
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       IO loans (%)                                                                 74.27%
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          5yr IO                                                                     2.25%
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          2 yr IO                                                                   97.75%
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         IO: FICO                                                                   609.88
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          IO LTV                                                                    86.57%
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          IO DTI
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        IO full doc                                                                 83.18%
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         IO: purch                                                                  47.20%
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